UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	December 22, 2008
(Date of earliest event reported):	December 16, 2008

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	717-291-2411
Former name or former address, if changed since last Report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act
| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
| |	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2008, Fulton Financial Corporation (“Fulton”) approved the promotion of E. Philip Wenger to the position of President and Chief Operating Officer of Fulton with a base salary of $425,000 per year. Prior to this promotion, Mr. Wenger was a Senior Executive Vice President of Fulton and the Chairman of Fulton Bank. R. Scott Smith, Jr. will continue as Fulton’s Chairman and Chief Executive Officer and Mr. Wenger will continue to serve as Chairman of Fulton Bank. All other compensation arrangements with Fulton’s executive officers remain the same.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2008	FULTON FINANCIAL CORPORATION By: /s/ R. Scott Smith, Jr. R. Scott Smith, Jr., Chairman and Chief Executive Officer

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